Exhibit 99.5

Appvion Working Capital Analysis Draft subject to change September 19, 2017
Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 2016 Days in Accounts Receivable Calculations Actual Actual Actual Actual Actual Actual Actual Actual Actual Actual Dec Jan Feb Mar Apr May Jun Jul Aug Sep Revenue Carbonless 25,219 22,509 30,854 21,402 21,929 29,480 19,396 20,374 27,818 Thermal 34,324 30,229 37,404 30,747 28,136 41,858 28,767 31,560 41,275 Total 59,543 52,738 68,258 52,149 50,065 71,338 48,163 51,934 69,093
Days in Month                28                 28                 35                 28                 28                 35                 28                 28                 35 Average daily sales                2,127                1,884                 1,950                1,862                 1,788                2,038                1,720                 1,855
                1,974 Accounts Receivable Balance 41,573 51,418 40,838 46,261 49,075 42,934 45,529 54,876 42,808 46,861 Average days sales in Accounts Receivable                 24.2                21.7                23.7                 26.3                24.0                 22.3                31.9                23.1                 23.7
Accounts Payable Calculations
Revenue- Advanced 1 month 59,543 52,738 68,258 52,149 50,065 71,338 48,163 51,934 69,093 51,115 Cost of Sales from 10K
Cogs as % of Revenue
Calculated Cogs- one month revenue offset 43,258 55,989 42,775 41,066 58,515 39,506 42,599 56,673 41,927 Average Daily Cost 1,545 2,000 1,222 1,467 2,090 1,129 1,521 2,024 1,198
Accouns Payable Trade 51,064                44,744                41,270                 52,237                43,390                 43,353                48,916                48,290
    40,229                44,763
Days cost in Trade Payables 29 21 43 30 21 43 32 20 37
Data for Graph
Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Average days sales in Accounts Receivable 24.18 21.68 23.72 26.35 24.01 22.34 31.90 23.08 23.74 Days cost in Trade Payables 28.96 20.64 42.74 29.58 20.74 43.34 31.74 19.88 37.37 Net Change in Working Capital Days -4.78 1.04 -19.02 -3.24 3.27 -21.00 0.16 3.20 -13.63 Normalized AR 24.04 24.04 24.04 24.04 24.04 24.04 24.04 24.04 24.04 Normalized AP 28.78 28.78 28.78 28.78 28.78 28.78 28.78 28.78 28.78 AR Change -2.50 2.04 2.63 -2.34 -1.67 AP Change -8.32 22.10 -13.16 -8.84 22.59

Draft subject to change
Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17
Actual Actual Actual Annual Actual Actual Actual Actual Actual Actual Actual Actual Period
Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Total
20,413 20,148 25,388 284,930 21,262 22,650 27,736 19,137 20,661 29,669 19,155 22,237 182,507
30,702 30,393 40,039 405,434 27,916 29,685 37,444 25,229 30,524 38,756 27,194 30,655 247,403
51,115 50,541 65,427 690,364 49,178 52,335 65,180 44,366 51,185 68,425 46,349 52,892 429,910
28                 28                 35                364 28 28 35 28 28 35 28 28                238
1,826                1,805                 1,869                1,897                 1,756                1,869                1,862                 1,585
            1,828                 1,955                1,655                1,889                 1,806
51,452 37,758 41,297 45,591                49,179    38,553    41,104                 41,213    40,897    40,797                47,545    44,235    43,235
28.2                20.9                 22.1                24.0 28.0 20.6 22.1 26.0 22.4 20.9 28.7 23.4 23.9
Jan-July Q2 only
50,541 65,427 49,178                690.4 52,335 65,180 44,366 51,185 68,425 46,349 52,892 380,732 330,700
566.3 271,300
0.820 82.0%
41,456 53,666 40,338 566,270                42,935    53,472    36,397                 41,991    56,135    38,024                43,392 312,345
1,481 1,917 1,153 1,556                1,533                1,910                 1,040                1,500                 2,005                1,086                1,550 82%                1,487
39,223                35,037                 49,433 44,765                52,495    41,231    50,887                 38,186    38,179    54,736                43,728    46,109
26 18 43 29                34.2                21.6                 48.9                25.5                 19.0                50.4                28.2                 31.00
Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17
28.18 20.92 22.09 28.00 20.63 22.07 26.01 22.37 20.87 28.72 23.42
26.49 18.28 42.89 34.23 21.59 48.93 25.46 19.04 50.38 28.22 31.00
1.69 2.64 -20.80 -6.23 -0.96 -26.86 0.55 3.33 -29.52 0.51 -7.58
24.04 24.04 24.04 23.9 23.9 23.9 23.9 23.9 23.9 23.9 23.9
28.78 28.78 28.78 31.0 31.0 31.0 31.0 31.0 31.0 31.0 31.0